                                                                    Exhibit 31.2

                            CERTIFICATION PURSUANT TO
      RULE 13a-14(a) AND 15d-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934,
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark R. Hahn, certify that:

   1.   I have reviewed this annual report on Form 10-K of NYFIX, Inc.;

   2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material  fact  necessary to make the  statements  made,  in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this report;

   3.   Based on my knowledge,  the financial  statements,  and other  financial information  included in this  report,  fairly  present in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

   4.   The  registrant's  other  certifying  officer and I are  responsible for establishing  and  maintaining  disclosure  controls and  procedures (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and internal control  over  financial  reporting  (as defined in  Exchange  Act Rules
        13a-15(f) and 15d-15(f)) for the registrant and have:

        a.     Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

        b.     Designed  such  internal  control over  financial  reporting,  or caused such  internal  control  over  financial  reporting  to be designed under our supervision,  to provide reasonable  assurance
               regarding  the   reliability  of  financial   reporting  and  the
               preparation  of financial  statements  for  external  purposes in accordance with generally accepted accounting principles;

        c.     Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and

        d.     Disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's most recent fiscal quarter (the registrant's  fourth fiscal  quarter  in  the  case  of an  annual  report)  that  has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

    5.  The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

        a.     All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability  to  record,  process,  summarize  and  report  financial information; and

        b.     Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

 Date: June 28, 2005
/s/ Mark R. Hahn
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Mark R. Hahn
Chief Financial Officer